[Footnote Continued On Next Page]
ATL01/10608033v2
                                                              Execution Copy

                                                 October 29, 1999

Wells Fargo Bank, National
   Association, as Agent

Each of the Lenders party to the Credit
   Agreement referred to below

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended and in effect immediately prior to the date hereof, the "Credit Agreement"), by and among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation (the "Parent"), the financial institutions party thereto and their assignees under Section 12.8 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         The Borrower previously requested and the Agent and Lenders agreed pursuant to a letter agreement dated as of June 30, 1999 to extend the deadline set forth in Section 8.25.(d)(i) by which the Parent is required to transfer its general partnership interest in Retail Property Partners Limited Partnership ("RPPLP") to the Borrower (or cause the merger of RPPLP with and into the Borrower) from June 30, 1999 to October 31, 1999. The new deadline expires on October 31, 1999.

         The Borrower hereby requests that the Agent and Lenders extend such deadline from October 31, 1999 to on or before December 31, 1999.

         Additionally, the Borrower requests that:

         (a) Section 8.14 of the Credit Agreement be amended by deleting the second sentence of Section 8.14 in its entirety and replacing it with the following:

         "Except as permitted in Section 8.23, the Borrower will not use any proceeds of the Loans for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulations U and X."

     (b) Section  8.23 of the Credit  Agreement  be amended by deleting  Section
8.23 in its entirety and replacing it with the following:

         "SECTION 8.23  Distributions.
                        -------------

                  If no Event of Default shall have occurred and be continuing, none of the Parent, the Borrower or any Subsidiary (other than Wholly Owned Subsidiaries) shall directly or indirectly declare or make, or incur any liability to make, any Restricted Payments other than:
                  (a)(i) distributions to its shareholders, partners or members, as applicable, and (ii) payments made by the Parent to purchase outstanding shares of the common stock of the Parent (other than payments described in clause (b) below), which distributions and payments in the aggregate shall not exceed 95% of Funds From Operations as of the end of each fiscal quarter for the four fiscal quarter period then ending; provided, however, that any payments made pursuant to clause (ii) above shall not exceed 10% of Funds from Operations for such four quarter period

                  (b) other payments made by the Parent to purchase outstanding shares of the common stock of the Parent up to an amount equal to the aggregate net proceeds received by the Parent or the Borrower in connection any issuance by the Parent or the Borrower of Preferred Stock (which payments may be made with proceeds of Loans to the extent net proceeds of such Preferred Stock issuance were used to make an optional prepayment of outstanding Loans); provided, however, that any such payments made pursuant to this clause (b) must be made within twelve months after the date of issuance of such Preferred Stock; and

                  (c) distributions of capital gains resulting from certain asset sales to the extent necessary to maintain compliance with Section 8.18.

         If an Event of Default under Section 10.1.(a) shall have occurred and be continuing as a result of the Borrower's failure to pay any principal of or interest on any of the Obligations, none of the Parent, the Borrower or any Subsidiary (other than Wholly-Owned Subsidiaries) shall directly or indirectly declare or make, or incur any liability to make, any Restricted Payments. If any other Event of Default shall have occurred and be continuing, none of the Parent, the Borrower or any Subsidiary (other than Wholly Owned Subsidiaries) shall directly or indirectly declare or make, or incur any liability to make, any Restricted Payments except that the Parent may make distributions to its shareholders in the minimum amount necessary to maintain compliance with Section 8.18."

         To induce the Lenders to agree as requested above, the Borrower makes the following representations and warranties (the accuracy of which assumes the Lenders have agreed as requested above):

     (i) no Default or Event of Default has occurred and is continuing; and

                  (ii) the representations and warranties of Borrower and Guarantors contained in the Loan Documents to which any is a party are true in all material respects as of the date hereof except to the extent (x) such representations or warranties specifically relate to an earlier date or (y) such representations or warranties have become untrue by reason of events or conditions otherwise permitted under the other Loan Documents.

         The Parent and the Borrower each confirms that this letter agreement is a Loan Document. Further, the Parent and the Borrower each acknowledges that this letter agreement applies only to the Sections and definition of the Credit Agreement specifically referred to above and shall not be construed to be a waiver or amendment of any of the other terms and conditions of the Credit Agreement or any of the other Loan Documents.

         Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this letter agreement.

         This letter agreement may be executed in counterparts and shall be governed by and construed in accordance with the laws of the State of Georgia.

Very truly yours,

REGENCY CENTERS, L.P.

BY: Regency Realty Corporation, it general partner

By:
   Title:


REGENCY REALTY CORPORATION

By:
    Title:

                                          [Acceptance on Following Page]

                  [Letter Agreement dated as of October 29, 1999 regarding Regency Centers, L.P.]

Agreed and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

WACHOVIA BANK, N.A.

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

PNC BANK, NATIONAL ASSOCIATION

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

CHASE BANK OF TEXAS, N.A.

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

SUNTRUST BANK, ATLANTA

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

LASALLE NATIONAL BANK

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

BANK ONE, ARIZONA, NA, a national banking association

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

FIRST UNION NATIONAL BANK


By:_________________________________________
     Name:__________________________________
     Title:_________________________________

COMMERZBANK AG, ATLANTA AGENCY

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

AMSOUTH BANK

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

SOUTHTRUST BANK, N.A.

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

ING (U.S.) CAPITAL LLC

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

STAR BANK, N.A.

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

MELLON BANK, N.A.


By:_________________________________________
     Name:__________________________________
     Title:_________________________________